UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2013

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory  Note:  iGambit  Inc.'s  Form  8-K  furnished  on  January  11,  2013  was  incorrectly  tagged  with  Item  9.01

instead  of  Item  4.01  when  submitted.   This  Form  8-K/A  corrects  the  tagging  to  Item  4.01  and  supersedes  the  prior

Form  8-K.   All  other  information  contained  in  the  prior  Form  8-K,  including  the  exhibits,  remain  unchanged  in  this

Form 8-K/A.

ITEM  4.01

Changes in Registrant’s Certifying Accountant

(a) Prior independent registered public accounting firm

On January 9, 2013, the Audit Committee of the Board of Directors (the “Committee”) of   iGambit Inc. (the

“Company”) approved the dismissal of Michael Albanese, CPA. (“Albanese”) as the Company’s independent registered public accounting firm.  Albanese was initially engaged by the Company on March 20, 2009 for the years ended December 31, 2007 and December 31, 2008 and subsequently for the years ended on December 31, 2009,

December 31, 2010 and December 31, 2011 respectively.

Albanese’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle

During the Company’s two most recent fiscal years, and the subsequent interim period preceding its dismissal, there were:

(i) no disagreements with Albanese on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Albanese,

would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Albanese with a copy of this Form 8-K prior to its filing with the U.S. Securities and

Exchange Commission (“SEC”) and requested Albanese to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Albanese’s letter dated January10, 2013 is attached as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On January 9, 2013, the Committee approved the engagement of Fiondella, Milone & LaSaracina, LLP  (“FML”) as

the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

During the Company’s two most recent fiscal years and the subsequent interim period preceding its engagement,

neither the Company nor anyone on its behalf consulted FML regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that FML concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of

Regulation S-K and Item 304(a)(1)(v), respectively.

In approving the selection of FML as the Company’s independent registered public accounting firm, the Committee concluded that there were no previous services provided by FML.

Item 9.01

Financial Statements and Exhibits.

(d)      Exhibit:

16.1

Letter of Michael F. Albanese, CPA, dated January10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 26, 2013

iGambit Inc.

By:

/s/   John Salerno

John Salerno

Chief Executive Officer

Exhibit Index

Exhibit No.     Description

16.1

Letter of Michael F. Albanese, CPA, dated January 10, 2013.